UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2006

ASPEN INSURANCE HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda

(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (441) 295-8201

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure

On April 26, 2006, Aspen Insurance Holdings Limited (the ‘‘Company’’) issued a press release announcing results for the quarter ended March 31, 2006 and on April 27, 2006, the Company held a conference call to discuss its quarterly earnings. The press release announcing results for the quarter ended March 31, 2006 and the earnings supplement previously furnished to the SEC on April 26, 2006 presented dividends paid on ordinary shares as of March 31, 2006 at $18.2 million, and the dividends declared on our preference shares at $3.9 million. However, the dividends paid on ordinary shares had already included the $3.9 million in dividends declared on our preference shares. As a result, the amount of dividends paid on our ordinary shares has been adjusted below to the correct amount of $14.3 million. Following this correction, the following line items have been adjusted accordingly:

Income Statement

(in US$ millions)	Three Months Ended March 31, 2006
Dividends paid on ordinary shares	(14.3)
Retained income	43.6

Consolidated Balance Sheet

(in US$ millions)	As at March 31, 2006
Accrued expenses and other payables	154.3
Total payables	430.2
Total liabilities	4,779.9
Retained earnings	187.8
Total shareholders’ equity	2,078.9

Per Share Data

(in US$)	Three Months Ended March 31, 2006
Book value per ordinary share	19.40
Diluted book value (treasury stock method)	18.95

Financial Ratios

(in US$ millions)	Three Months Ended March 31, 2006
Average equity	2,081

Consolidated Change in Shareholders’ Equity

(in US$ millions)	As at March 31, 2006
Retained Earnings
Dividends paid on ordinary shares	(14.3)
End of Period	187.8
Total shareholders’ equity	2,078.9

Supplemental Financial Information

Return on Average Equity Analysis

(in US$ millions except for percentages)	As at March 31, 2006
Closing shareholders’ equity	2,079
Average adjustment	2
Average equity	2,081

Operating Income Reconciliation

(in US$ millions)	As at March 31, 2006
Book value per ordinary share
Net assets (excluding intangible assets and preference shares)	1,847.8
Book value per ordinary share	19.40
Diluted book value per ordinary share	18.95

The information furnished under Item 7.01 ‘‘Regulation FD Disclosure’’ and Item 2.02 ‘‘Results of Operations and Financial Condition’’ shall not be deemed ‘‘filed’’ for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED
(Registrant)
Dated: April 27, 2006	By:	/s/ Julian Cusack
Name: Julian Cusack
Title: Chief Financial Officer